UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 24, 2019 (July 24, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia		1-8339	52-1188014
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place			757-629-2680
Norfolk,	Virginia		(Registrant's telephone number, including area code)
23510-2191
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.02.    Results of Operations and Financial Condition
Item 7.01.    Regulation FD Disclosure.

On July 24, 2019, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, reporting second quarter results for 2019. Quarterly financial data is attached hereto as Exhibit 99.2.
These documents are available on the Registrant’s website, www.norfolksouthern.com, in the
“Invest in NS” section, under “Financial Reports.”

The accompanying unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q; and (b) any Current Reports on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 24, 2019
99.2	2019 2Q Financial Data

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hudson
Name:  Denise W. Hudson
Title:  Corporate Secretary

Date:  July 24, 2019